UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

Surgery Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500 Brentwood, Tennessee 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SGRY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 27, 2020, Surgery Partners, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 9, 2020, the record date for the Annual Meeting (the “Record Date”), 50,518,377 shares of the Company’s common stock were outstanding and entitled to vote. In addition, as of the Record Date, there were 310,000 shares of the Company's 10.00% Series A Convertible Perpetual Participating Preferred Stock (the “preferred stock”) issued and outstanding, entitling the holders of preferred stock the right to cast 20,519,885 votes on an as-converted basis. At the Annual Meeting, shares of the Company’s common stock and preferred stock voted together as a single class on the matters described below.
The matters voted on at the Annual Meeting and the final results of such voting were as follows:
Proposal 1: Election of Class II director nominees. The stockholders elected each of the director nominees to serve as a Class II director until the Company’s 2023 Annual Meeting of Stockholders and until each such successor has been elected and qualified. Each of the nominees was a current Class II director of the Company who was re-elected. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Brent Turner	56,791,271	5,789,657	3,394,830
T. Devin O’Reilly	57,111,373	5,469,555	3,394,830
Proposal 2: Advisory vote on executive compensation (“Say-on-Pay”). The stockholders approved on a non-binding, advisory basis the compensation paid to the Company’s named executive officers, as disclosed in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 17, 2020. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,126,653	2,506,866	947,409	3,394,830
Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company's independent accounting firm for fiscal 2020. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
65,934,360	39,369	2,029

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGERY PARTNERS, INC.

By:	/s/ Jennifer Baldock Jennifer B. Baldock Executive Vice President and Chief Administrative Officer
Date: May 28, 2020